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                                                               Exhibit 10(a)(ix)



                       THE EL-BEE RECEIVABLES CORPORATION


                                SUBORDINATED NOTE


Due: December __, 2017                                                    No. 1


                  THE EL-BEE RECEIVABLES CORPORATION (the "ISSUER"), for value received, hereby promises to pay to THE EL-BEE CHARGIT CORP. (the "HOLDER"), or its registered assigns, at its address for payments set forth in Section 7.08 of the Purchase Agreement hereinafter referred to, all principal sums owing from time to time under Section 2.02(d) of the Purchase Agreement, upon the earlier to occur of (i) December __, 2017, and (ii) the first date following the end of the Effective Period (as defined in the Purchase Agreement) upon which the aggregate Invested Amount for each Series is zero (the "STATED MATURITY"), unless earlier prepaid pursuant to the provisions for repayment referred to herein, and to pay interest (computed on the basis of a 360-day year and the actual number of days in each calendar year) on the unpaid principal sum from the date such principal sum is advanced, such interest being payable on (i) the first day of the month immediately following the initial advance and the first day of each month thereafter, (ii) each date of prepayment (with respect to the amount prepaid) and (iii) the Stated Maturity at a rate per annum equal to the equivalent of the rate for commercial paper having a maturity of 30 days reported on such day by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates" or any successor thereto, under the heading "Commercial Paper", converted to a money marked yield, or if no such rate for commercial paper is reported on such date, the applicable rate in effect with respect to the most recent day on which such rate was reported, plus 1.5%, until the principal hereof is paid in full. Prior to any transfer hereof, the Holder shall enter on Schedule A information reflecting the date and amount of each advance and the amount of any payments made hereon. Notwithstanding anything contained herein to the contrary, the principal sum hereof and all accrued interest thereon shall not exceed ten percent (10%) of the excess of the Net Receivables Balance over the Trust Invested Amount at any given time.

                  Payments of the principal of and interest on this Subordinated Note (this "NOTE") will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts by check mailed to, or wire transfer in federal funds to the account of, the Holder as directed by the Holder. All amounts paid with respect to this Note shall be allocated first to accrued interest until all such interest is paid, and then to outstanding principal. If any payment on this Note shall remain unpaid on


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the due date thereof, the same shall thereafter be payable with interest thereon
(to the extent permitted by law) at the Certificate Rate for the then most recently issued Series, from such due date to the date of payment thereof.

                  This Note is issued under the Purchase Agreement dated as of December 30, 1997 between the Issuer and the Holder (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"). This Note represents all or a portion of the Purchase Price for Receivables purchased by the Issuer pursuant to the terms of the Purchase Agreement. Each capitalized term used herein which is defined in the December 30, 1997 Purchase Agreement or the Pooling and Servicing Agreement dated as of December 30, 1997 among the Issuer, as Transferor, the Holder, as Servicer and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), shall have the meaning ascribed to it in the Purchase Agreement or the Pooling and Servicing Agreement, as the case may be.

                  This Note may be prepaid in whole or in part at the option of the Issuer at any time without a premium or penalty. The Issuer shall be entitled to borrow, prepay and reborrow hereunder.

                  The payment of this Note is hereby expressly subordinated in right of payment to the extent and in the manner set forth below to the prior payment and performance by the Issuer of the following obligations ("SENIOR DEBT") of the Issuer: (i) all obligations of the Issuer under the Pooling and Servicing Agreement, the Purchase Agreement, any Supplement or any other Transaction Document to which the Issuer is a party and (ii) all renewals, extensions, refinancings or refundings of any such obligations (and, in the case of each such indebtedness or obligation, whether for principal, interest (including but not limited to any interest accruing after the filing of a petition initiating any Bankruptcy Proceeding (as defined below) whether or not such interest is allowed in such Bankruptcy Proceeding), fees, indemnities, repurchase price, expenses or otherwise).

                  (a) In the event of any dissolution, winding up, liquidation, arrangement, adjustment, reorganization, composition or other similar event relating to the Issuer or its debts, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, arrangement, reorganization, liquidation, receivership or other similar proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Issuer or any sale of all or substantially all of the assets of the Issuer except pursuant to the Pooling and Servicing Agreement (such proceedings being herein collectively called "BANKRUPTCY PROCEEDINGS" and individually called a "BANKRUPTCY PROCEEDING"), the Senior Debt shall first be indefeasibly paid and performed in full and in cash before the holder of this Note shall be entitled to receive and to retain any payment or distribution (whether in cash,


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        property or securities) in respect of this Note. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of this Note to which the holder of this Note would be entitled except for this clause (a) shall be made directly to the Trustee (for the benefit of the holders of the Senior Debt); (y) if a Bankruptcy Proceeding has been commenced, the holder of this Note shall promptly file a claim or claims, in the form required in such Bankruptcy Proceeding, for the full outstanding amount of this Note, and shall use reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Trustee (for the benefit of the holders of the Senior Debt) until the Senior Debt shall have been paid and performed in full and in cash; and (z) the holder of this Note hereby irrevocably agrees that the Trust (or the Trustee acting on the Trust's behalf), in the name of the holder of this Note or otherwise, may, if the holder of this Note does not take the actions required pursuant to the preceding clause (y) and upon notice to the holder of this Note, demand, sue for, collect, receive and give receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the holder of this Note relating to this Note, in each case until the Senior Debt shall have been paid and performed in full and in cash.

                  (b) In the event that any Termination Event or Early Amortization Event or event which with the giving of notice or lapse of time, or both, would become a Termination Event or an Early Amortization Event shall have occurred and be continuing, which Termination Event or Early Amortization Event has not been waived (a "BLOCKING EVENT"), then no payment shall be made by or on behalf of the Issuer for or on account of any amounts owing in respect of this Note, unless and until the Senior Debt shall first be indefeasibly paid and performed in full and in cash.

                  (c) In the event that the holder of this Note receives any payment or other distribution of any kind or character from the Issuer or from any other source whatsoever in respect of this Note after the commencement of any Bankruptcy Proceeding or while any Blocking Event has occurred and is continuing, such payment or other distribution shall be received in trust for the holders of the Senior Debt and shall be turned over by the holder of this Note to the Trustee (for the benefit of the holders of the Senior Debt) forthwith, until all Senior Debt shall have been paid and performed in full and in cash. All payments and distributions received by the Trustee in respect of this Note, to the extent received in or converted into cash, may be applied by the Trustee (for the benefit of the holders of the Senior Debt) first to the payment of any and all reasonable expenses (including reasonable attorneys fees and legal expenses) paid or incurred by the Trustee or the holders of the Senior Debt in enforcing these subordination provisions, or in endeavoring to collect or realize upon this Note, and any balance thereof shall, solely as between the holder of this Note and the holders



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        of the Senior Debt, be applied by the Trustee toward the payment of the
        Senior Debt in a manner determined by the Trustee to be in accordance with the Transaction Documents; but as between the Issuer and its creditors no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Debt.

                  (d) Upon the indefeasible payment in full and in cash of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions from the Issuer that are applicable to the Senior Debt until this Note is paid in full.

                  (e) These subordination provisions are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in these subordination provisions or elsewhere in this Note is intended to or shall impair, as between the Issuer, its creditors (other than the holders of the Senior Debt) and the holder of this Note, the Issuer's obligation, which is unconditional and absolute, to pay this Note as and when the same shall become due and payable in accordance with the terms hereof and of the Purchase Agreement or to affect the relative rights of the holder of this Note and creditors of the Issuer (other than the holders of the Senior
         Debt).

                  (f) The holder of this Note shall not, until the Senior Debt has been finally paid and performed in full and in cash, (i) cancel, waive, amend, forgive, sell, pledge, transfer or assign or otherwise encumber or dispose of or commence legal proceedings to enforce or collect this Note or any obligation of the Issuer; PROVIDED, HOWEVER, that the holder may endorse this Note to The Elder-Beerman Stores Corp. and The Elder-Beerman Stores Corp. may pledge this Note to Citicorp USA, Inc. as security for its Obligations under and as defined in the Credit Agreement (as defined in the Pooling and Servicing Agreement),
         (ii) subordinate this Note to any obligation of the Issuer, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than to the Senior Debt or any rights in respect hereof or (iii) convert this Note into an equity interest in the Issuer, unless, in the case of each of clauses (i) and (ii) above, the holder of this Note shall have received the prior written consent of the Trustee in each case.

                  (g) The holder of this Note shall not, without the prior written consent of the Trustee, commence, or join with any other Person in commencing, any Bankruptcy Proceeding with respect to the Issuer until at least one year and one day shall have passed since the Senior Debt shall have been indefeasibly paid and performed in full and in cash.



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                  (h) If, at any time, any payment (in whole or in part) made with respect to the Senior Debt is rescinded or must be restored or returned by a holder of the Senior Debt (whether in connection with any Bankruptcy Proceeding or otherwise), these subordination provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

                  (i) As between the holder of this Note and the holders of the Senior Debt, each of the holders of the Senior Debt may, from time to time, at its sole discretion, without notice to the holder of this Note, and without waiving any of its rights under these subordination provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Debt;
         (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Debt; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Debt, or release or compromise any obligation of any nature with respect to any of the Senior Debt; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its ownership or security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property, securing any of the Senior Debt, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

                  (j) By its acceptance hereof, the holder of this Note hereby waives to the maximum extent permitted by applicable law, (i) notice of acceptance of these subordination provisions by any of the holders of the Senior Debt; (ii) notice of the existence, creation, nonpayment or nonperformance of all or any of the Senior Debt; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Debt, or any thereof, or any security therefor.

                  (k) These subordination provisions constitute a continuing offer from the Issuer to all Persons who become the holders of, or who continue to hold, Senior Debt and these subordination provisions are made for the benefit of the holders of the Senior Debt, and the Trustee may proceed to enforce such provisions on behalf of each of such Persons.

                  The obligation of the Issuer to repay this Note from the amounts paid to the Issuer with respect to Finance Charge Receivables, Principal Receivables, and other sources of funds described in the Pooling and Servicing Agreement, together with any capital or surplus of the Issuer remaining after all of its obligations under the Pooling and Servicing Agreement are repaid in full and the Trust Termination Date has occurred, shall be the sole and exclusive remedy available to the holder, and to the extent that such payments are insufficient to pay



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such amounts, the holder shall not have any claim against the Issuer for such amounts and no further or additional recourse shall be available against the Issuer. This Note shall not evidence any rights in the Receivables or the Exchangeable Transferor Certificate and need not be evidenced by any separate instrument of the holder.





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                  This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually by its undersigned officer duly authorized thereunto.

Dated:  December 30, 1997.


                                      THE EL-BEE RECEIVABLES CORPORATION


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                ENDORSEMENT

               Pay to the order of The Elder-Beerman Stores Corp.


                                      THE EL-BEE CHARGIT CORP.


                                     By:
                                         ------------------------------------
                                          Name:
                                          Title:

                                ENDORSEMENT

                           Pay to the order of Citicorp USA, Inc., as Agent.


                                      THE ELDER-BEERMAN STORES CORP.


                                      By:
                                         ------------------------------------
                                          Name:
                                          Title:



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                                   SCHEDULE A



                Principal         Interest         Principal     Interest
Date            Advanced            Paid              Paid         Rate
----            ---------         --------         ---------     --------